UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549

                          FORM 8-K

                   CURRENT REPORT PURSUANT
                TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported) July 11, 2005

                    Lifetime Brands, Inc.
   (Exact Name of Registrant as Specified in Its Charter)

                          Delaware
       (State or Other Jurisdiction of Incorporation)

    0-19254                                   11-2682486
(Commission File Number)          (IRS Employer Identification No.)


One Merrick Avenue, Westbury, New York               11590
(Address of Principal Executive Offices)           (Zip Code)

                        516-683-6000
    (Registrant's Telephone Number, Including Area Code)

                             N/A
    (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule  14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule  13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))


     ITEM 2.01.   Acquisition or Disposition of Assets

On July 11, 2005, PFZ Acquisition Corp., a Delaware corporation ("Acquisition Sub"), and Pfaltzgraff Factory Stores, Inc., a Delaware corporation formerly known as PFZ Outlet Retail, Inc. ("Retail Sub" and, together with Acquisition Sub, each a "Buyer" and collectively the "Buyers"), purchased from The Pfaltzgraff Co., a Pennsylvania corporation ("Parent"), The Pfaltzgraff Manufacturing Co., a Pennsylvania corporation ("Manufacturing"), Pfaltzgraff Investment Co., a Delaware corporation ("InvestCo"), and The Pfaltzgraff Outlet Co., a Maryland corporation ("Outlet" and, together with Parent, Manufacturing and InvestCo, each a "Seller" and collectively the "Sellers"), substantially all of the assets used or held for use by Sellers in the conduct of the Business (as defined below) and Buyers assumed certain of the liabilities and obligations of Sellers with respect to the Business, all upon the terms and conditions of an Asset Purchase Agreement dated as of June 17, 2005 by and among Sellers, Buyers and Lifetime Brands, Inc., a Delaware corporation and the owner of all of the outstanding shares of capital stock of each of the Buyers ("Lifetime").

Prior to the closing of the purchase (the "Closing"), Sellers were engaged in the business of designing, sourcing, marketing, distributing and selling (but, for avoidance of doubt, not manufacturing), at retail, wholesale and by direct marketing and internet marketing, ceramic dinnerware and related household products, and licensing designs therefor to and from third parties (the "Business"). Following the Closing, Buyers will be carrying on the business previously conducted by Sellers.

Upon the terms and provisions of the Asset Purchase
Agreement, Buyer purchased from Sellers, all right, title and interest of Sellers in and to all the assets, properties and rights of Sellers used, or held for use primarily in the Business as of the Closing, including:

       (a) all rights in the Business Intellectual Property (as defined in the Asset Purchase Agreement) relating to the Business;

       (b) all furnishings, furniture, supplies, tools, machinery and equipment and other personal property and fixed assets that were owned by Sellers and were used in the Business, other than the Excluded Assets, including the items set forth on Schedule 2.2(b) to the Asset Purchase Agreement;

       (c)  the Contracts (as defined in the Asset Purchase
           Agreement) set forth on Schedule 2.2(c) to the Asset
           Purchase Agreement;

       (d)  the leases of personal property set forth on Schedule
           2.2(d) to the Asset Purchase Agreement;

       (e)  the leases of real property set forth on Schedule
           2.2(e) to the Asset Purchase Agreement;

       (f)  the Design Licenses (as defined in the Asset Purchase
           Agreement);

       (g) any Contract made or entered into after the date hereof by Seller with respect to the Business in the ordinary course of business consistent with past practice not in violation of the Asset Purchase Agreement (the Contracts described in clauses (c), (d), (e), (f) and (g) being hereinafter referred to as the "Assumed Contracts");

       (h)  all Seller Receivables (as defined in the Asset
           Purchase Agreement);

       (i) all prepaid expenses, advances, credits and deposits of Sellers;

       (j)  all Seller Inventory (as defined in the Asset Purchase
           Agreement);

       (k)  all goodwill of the Business; and

       (l) a copy of all books of account and other financial records, files, documents, instruments, books and records relating principally to the Business;

     but   excluding   therefrom   the   following   assets,
properties and rights of the Sellers (collectively, the "Excluded Assets"):

       (a)  all ownership and other rights with respect to Seller
           Benefit Plans (as defined in the Asset Purchase Agreement);

       (b)  all Licenses (as defined in the Asset Purchase
           Agreement);

       (c) the charter documents of each Seller and the minute books, stock ledgers, tax returns, books of account and other constituent records relating to the organization, maintenance and existence of each Seller as a corporation;

       (d) the rights that accrued to each Seller under the Asset Purchase Agreement and any other agreements between any Seller and Buyer to be delivered pursuant to the Asset
           Purchase Agreement;

       (e)  all insurance policies of Sellers;

       (f)  all cash and cash equivalents of Sellers;

       (g) all rights arising from or related to the litigation listed on Schedule 2.3(g) to the Asset Purchase Agreement;

       (h)  the assets listed on Schedule 2.3(h) (to the Asset
           Purchase Agreement);

       (i) all rights in or to any and all real property, subject to the DC Leases (as defined in the Asset Purchase
           Agreement) and the Flemington Lease (as defined in the Asset Purchase Agreement);

       (j) all rights in or to any assets used exclusively in the Manufacturing Business (as defined in the Asset Purchase Agreement); and

       (k) historical archives and historical items relating to the Business that were neither used in nor useful in the conduct of the Business as then conducted by Sellers.

The properties, assets and business sold by Seller to Buyer pursuant to the Asset Purchase Agreement are referred to as the "Assets".

As consideration for the Assets:

     1.   Buyers paid in cash:

       (a)  To Sellers at the Closing by wire transfer
           $22,062,660.92;

       (b) To Wachovia Capital Finance at the Closing by wire transfer $10,090,727.05; and

       (c) To Sawaya Segalas & Company, LLC, at the Closing by wire transfer $959,730.34.

Included in the payments by Buyers at the Closing were $561,068.31 for prepaid rents and related charges and $52,050.00 for retail store funds.

     2. Buyers assumed and agreed to pay, perform and discharge solely the following debts, obligations and liabilities relating to the Business and the Assts, and no others
(collectively the "Assumed Liabilities"):

       (a) subject to Section 3.7 and 2.5(h) of the Asset Purchase Agreement, all debts, liabilities and obligations of Sellers under the Assumed Contracts to be paid, performed or discharged by Sellers after the Closing;

       (b) all debts, liabilities and obligations attributable to or arising out of the ownership or operation of any Assets or the Business after the Closing; and

       (c)  the debts, obligations and liabilities set forth on
           Schedule 2.4(b) to the Asset Purchase Agreement.

Except for the Assumed Liabilities, Buyers did not assume or undertake to perform or pay any other debt, liability or obligation of Sellers.

The cash paid at the Closing was borrowed by the Company under a secured credit facility with a group of banks.

Effective July 11, 2005, Marsha Everton, a key executive of Sellers, was elected President of two of the Buyer's wholly owned subsidiaries, Retail Sub, which will operate the factory outlet stores formerly operated by Outlet, and Outlet Retail Stores, Inc., a Delaware corporation, which prior to the Closing operated and following the Closing will continue to operate retail outlet stores under the Farberware trade name.

Following the Closing, Acquisition Sub will change its corporate name to The Pfaltzgraff Co.

The information provided in this Item 2.01 is qualified in its entirety by reference to the terms and conditions of the Asset Purchase Agreement, a copy of which was filed by Lifetime as an attachment to Form 8-K dated June 24, 2005.


ITEM 9.01   Financial Statement and Exhibits

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.


                         SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   LIFETIME BRANDS, INC.
                                      (Registrant)


                                   By:
                                     Robert McNally
                                     Vice President of Finance
                                     and Chief Financial Officer




Dated: July 11, 2005